UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026 (May 3, 2026)

Global Net Lease, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue, 30th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 265-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GNL	New York Stock Exchange
7.25% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	GNL PR A	New York Stock Exchange
6.875% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR B	New York Stock Exchange
7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR D	New York Stock Exchange
7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	GNL PR E	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 3, 2026, Global Net Lease, Inc. (“GNL”), together with its direct and indirect subsidiaries, GNL Motion Merger Sub, LLC (“REIT Merger Sub”), Global Net Lease Operating Partnership, L.P. (the “Operating Partnership”) and GNL Motion OpCo Merger Sub, LLC (“Opco Merger Sub” and, together with GNL, REIT Merger Sub and the Operating Partnership, the “GNL Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Modiv Industrial, Inc. (the “Modiv”) and Modiv Operating Partnership, LP (the “Modiv Operating Partnership” and, together with Modiv, the “Modiv Parties”).

The Merger Agreement and the transactions contemplated thereby were approved unanimously by Modiv’s board of directors (the “Modiv Board”) and unanimously by the members of the board of directors of GNL (the “Board”) present at a duly convened meeting of the Board. Additionally, each of (1) GNL, as the sole member and manager of REIT Merger Sub and the sole general partner of the Operating Partnership, and the Operating Partnership, as the sole member and manager of OpCo Merger Sub, and (2) Modiv, as the general partner of the Modiv Operating Partnership, have approved the Merger Agreement and the transactions contemplated thereby.

Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Modiv will merge with and into REIT Merger Sub with REIT Merger Sub being the surviving entity (such merger transaction, the “Modiv Merger” and such surviving entity, the “Surviving Company”) at the effective time of the Modiv Merger (the “Modiv Merger Effective Time”). Contemporaneously therewith or immediately following the Modiv Merger, OpCo Merger Sub will merge with and into the Modiv Operating Partnership with the Modiv Operating Partnership being the surviving entity (such merger transaction, the “OpCo Merger” and, together with the Modiv Merger, the “Mergers”) at the effective time of the OpCo Merger (the “OpCo Merger Effective Time”).

Merger Consideration

At the Modiv Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, (i) each share of Class C common stock, $0.001 par value per share, of Modiv(the “Modiv Common Stock”) issued and outstanding immediately prior to the Modiv Merger Effective Time, other than any issued and outstanding shares of Modiv Common Stock or Modiv Preferred Shares owned by GNL, REIT Merger Sub or any subsidiary of GNL, REIT Merger Sub or Modiv immediately prior to the Modiv Merger Effective Time (“Excluded Shares”), will be converted into the right to receive 1.975 shares of common stock, par value $0.01 per share, of GNL (the “GNL Common Stock”, and such shares of GNL Common Stock issued to the holders of Modiv Common Stock, the “Modiv Common Stock Merger Consideration”), without interest, plus the right to receive cash in lieu of any fractional shares of GNL Common Stock, if any, without interest, and (ii) each share of the 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share, of Modiv (the “Modiv Preferred Stock”) issued and outstanding immediately prior to the Modiv Merger Effective Time, other than any Excluded Shares, will be converted into the right to receive an amount in cash equal to $25.00, plus any accrued and unpaid dividends thereon, if any, to but not including, the Closing Date (the “Modiv Preferred Stock Merger Consideration”). Immediately prior to the OpCo Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, each outstanding unit of Class X limited partnership interest in the Modiv Operating Partnership will immediately vest in full and be converted into one unit of Class C limited partnership interest (the “Modiv Operating Partnership Class C Units”) in the Modiv Operating Partnership. At the OpCo Merger Effective Time, subject to the terms and conditions set forth in the Merger Agreement, each outstanding Modiv Operating Partnership Class C Unit (other than Modiv Operating Partnership Class C Units held by GNL, the Operating Partnership, the Surviving Company, OpCo Merger Sub, Modiv or any of their respective wholly owned subsidiaries immediately prior to the OpCo Merger Effective Time) will be converted into the right to receive 1.975 units of limited partnership interest in the Operating Partnership designated as OP Units (as defined in the GNL OpCo Partnership Agreement (defined below), and such OP Units issued at the OpCo Merger Effective Time, the “OpCo Merger Consideration OP Units”), plus the right to receive cash in lieu of any fractional OP Units, if any, without interest. Following the Modiv Merger Effective Time, the Modiv Common Stock and Modiv Preferred Stock will be delisted from the New York Stock Exchange (“NYSE”) and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants made by the Modiv Parties and the GNL Parties, including, among others, covenants of each of the Modiv Parties and the GNL Parties regarding the conduct of their respective businesses during the pendency of the transactions contemplated by the Merger Agreement and other matters. The Modiv Parties have also agreed not to, and to cause their respective subsidiaries and its and their respective directors and officers not to and to direct their respective representatives not to, solicit, initiate, knowingly encourage or knowingly facilitate any proposals for, or that could reasonably lead to, alternative transactions with a third-party or, subject to certain exceptions, participate in discussions relating to an alternative transaction or a proposal or inquiry related thereto, furnish non-public information to third parties relating to an alternative transaction or a proposal or inquiry therefor, change the Modiv Board’s recommendation to Modiv’s stockholders or enter into an agreement with respect to any proposal for an alternative transaction.

In addition, the Merger Agreement requires, among other things, that (i) Modiv convene a special meeting of its stockholders for purposes of obtaining the approval of the Modiv Merger by holders of a majority of the outstanding shares of Modiv Common Stock entitled to vote on the Modiv Merger, (ii) GNL file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 registering the issuance of the Modiv Common Stock Merger Consideration (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), which will contain a preliminary prospectus of GNL for the issuance of the Modiv Common Stock Merger Consideration and a preliminary proxy statement of Modiv with respect to its special meeting of Modiv’s stockholders (the “Proxy Statement/Prospectus”), (iii) Modiv file a definitive copy of the Proxy Statement/Prospectus as promptly as practicable after the effectiveness of the Registration Statement, which will contain, subject to certain exceptions, the Modiv Board’s recommendation that Modiv’s stockholders vote in favor of the Modiv Merger and (iv) GNL cause the Operating Partnership to adopt the GNL OpCo Partnership Agreement Amendment (as defined below) at the OpCo Merger Effective Time.

Closing Conditions

The completion of the Mergers are subject to customary closing conditions, including, (1) the affirmative vote of the holders of a majority of the outstanding shares of Modiv Common Stock entitled to vote on the Modiv Merger, (2) the absence of any law, injunction, judgment, order or ruling making illegal or otherwise prohibiting the Mergers, (3) the effectiveness of the Registration Statement and the approval for listing on NYSE of the Modiv Common Stock Merger Consideration, (4) the accuracy of the representations and warranties made by the parties (subject to customary materiality and other qualifications), (5) the performance by the parties in all material respects of their covenants, obligations and agreements under the Merger Agreement, (5) the delivery of tax opinions related to each of GNL’s and Modiv’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), (6) the delivery of tax opinions that the Mergers will qualify as a reorganization within the meaning of Section 368(a) of the Code and (7) the absence of a material adverse effect on the GNL Parties or the Modiv Parties prior to the closing.

Termination of the Merger Agreement; Termination Fees

The Merger Agreement may be terminated by either GNL or Modiv under certain circumstances, including, without limitation, (A) by mutual written consent of GNL and Modiv, (B) if the Mergers have not been consummated on or before February 3, 2027 (the “Outside Date”), (C) if there has been a breach by the other party of any representation, warranty, covenant or agreement, which would result in the applicable closing condition of such party being unsatisfied (subject to customary cure period), (D) if a governmental authority issued a final, non-appealable order prohibiting the consummation of the Mergers or (E) upon the other party’s failure to consummate the Mergers when required to pursuant to the terms of the Merger Agreement, subject to the conditions set forth therein. In addition, (1) GNL may terminate the Merger Agreement, subject to certain conditions, if the Modiv Board changes its recommendation that Modiv’s stockholders approve the Modiv Merger or Modiv enters into an alternative acquisition agreement, (2) Modiv may terminate the Merger Agreement, subject to certain conditions, in order to enter into a definitive agreement with a third party to implement a Superior Proposal (as defined in the Merger Agreement) and (3) either party may terminate the Merger Agreement upon a failure of Modiv to obtain approval of the requisite vote of Modiv’s stockholders.

If (i) Modiv terminates the Merger Agreement in order to enter into a definitive agreement with a third party providing for the implementation of a Superior Proposal, (ii) GNL terminates the Merger Agreement under certain specified circumstances, including, among others, due to the Modiv Board changing its recommendation that Modiv’s stockholders approve the Modiv Merger or the entrance by Modiv into an alternative acquisition agreement or (iii) (1) (x) either party terminates the Merger Agreement due to a failure to consummate the Mergers by the Outside Date or a failure to obtain the requisite vote of Modiv’s stockholders and (y) prior to such termination, Modiv receives a proposal for an alternative transaction and (2) within 12 months after such termination, Modiv enters into a definitive agreement relating to, or consummates, an alternative transaction, Modiv will be required to pay to GNL a termination fee of $10,000,000. Such termination fee, in each case, is subject to limitations based on GNL’s ongoing requirements to operate as a real estate investment trust (“REIT”).

If either Modiv or GNL terminates the Merger Agreement following a material, uncured breach by the other party of any representation, warranty, covenant or agreement which would result in the applicable closing condition being unsatisfied or failure to close by the other party when all conditions are satisfied, the non-terminating party will be required to pay to the terminating party a termination fee of $15,000,000. Such termination fee is subject to limitations based on GNL’s or Modiv’s, as applicable, ongoing requirements to operate as a REIT.

GNL Operating Partnership Agreement Amendment

Pursuant to the Merger Agreement, GNL has agreed, at the OpCo Merger Effective Time to adopt an amendment, substantially in the form of Exhibit A to the Merger Agreement (such amendment, the “GNL OpCo Partnership Agreement Amendment”), to the Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership, originally dated June 2, 2015 (as amended, the “GNL OpCo Partnership Agreement”), to, among other things, (i) require the general partner to use commercially reasonable efforts in certain transactions to avoid causing limited partners to recognize gain for federal income tax purposes, and (ii) grant the Operating Partnership the right, but not the obligation, to redeem (such right, the “OP Unit Call Right”) any or all outstanding OP Units at certain redemption amounts in the form of cash or GNL Common Stock, at GNL’s election, provided, that the redemption of any OpCo Merger Consideration OP Units pursuant to such call right shall be made in the form of GNL Common Stock.

Transition Services Agreements

In connection with the transactions contemplated by the Merger Agreement, GNL has agreed that the Operating Partnership will enter into a transition services agreement with each of Aaron Halfacre and John Raney, whereby each of Mr. Halfacre and Mr. Raney will agree, following the Closing Date, to provide certain transition services to the Operating Partnership.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Merger Agreement and OpCo Merger Consideration OP Units which will be issued in connection with the OpCo Merger is incorporated by reference into this Item 3.02. GNL expects to issue 4,914,532 OpCo Merger Consideration OP Units at the OpCo Merger Effective Time, which will be issued and sold in reliance upon the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) of the Securities Act. Holders of OpCo Merger Consideration OP Units have the same right as all other holders of OP Units (other than GNL and any of its wholly owned subsidiaries) to redeem, subject to some restrictions and pursuant to the terms of the GNL OpCo Partnership Agreement, such OP Units for cash, subject to GNL’s right to satisfy such redemption with shares of GNL Common Stock on a one-for-one basis, adjusted as appropriate by the Conversion Factor (as such term is defined in the GNL OpCo Partnership Agreement). GNL may redeem the OpCo Merger Consideration OP Units for GNL Stock pursuant to its OP Unit Call Right.

Item 7.01 Regulation FD Disclosure.

On May 4, 2026, GNL and Modiv issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1. The information set forth in this Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Additional Information and Where to Find It

In connection with the proposed transactions contemplated by the Merger Agreement (such proposed transactions, the “Transaction”), GNL intends to file with the SEC the Registration Statement, which will include the Proxy Statement/Prospectus. After the Registration Statement is declared effective, a definitive proxy statement and other relevant documents will be mailed to stockholders of Modiv as of the record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. GNL and Modiv will also file other documents regarding the Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, MODIV STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH MODIV’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MODIV AND THE TRANSACTIONS.

Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or to be filed with the SEC by GNL, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, or by email at investorrelations@globalnetlease.com. Copies of the documents filed or to be filed with the SEC by Modiv will be available, without charge, on Modiv’s website at www.modiv.com.

Participants in the Solicitation

GNL, Modiv and their respective directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from Modiv’s stockholders in connection with the Transactions.

Information regarding GNL’s directors and executive officers, including information regarding their interests in the Transactions and their ownership of GNL’s securities, is available in GNL’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 25, 2026 (the “GNL 2025 Annual Report”), and GNL’s proxy statement, dated April 7, 2026, for its 2026 annual meeting of stockholders (the “GNL 2026 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of GNL’s securities by GNL’s directors or executive officers from the amounts described in the GNL 2026 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the GNL 2026 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding Modiv’s directors and executive officers, including information regarding their interests in the Transactions and their ownership of Modiv’s securities, is available in Modiv’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 25, 2026, and the amendment thereto on Form 10-K/A, filed with the SEC on April 30, 2026, (the “Modiv 2025 Annual Report”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Modiv’s securities by Modiv’s directors or executive officers from the amounts described in the Modiv 2025 Annual Report have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Modiv 2025 Annual Report and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Modiv’s stockholders in connection with the Transactions will be set forth in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Investors should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from GNL or Modiv using the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of GNL or Modiv, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions and the parties thereto. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including, without limitation, statements regarding the Transactions between GNL and Modiv; the anticipated benefits and timing of the Transactions, GNL’s future financial performance; and other statements regarding management’s intentions, beliefs, or expectations with respect to the GNL’s future performance following the consummation of the Transactions, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations and assumptions of GNL and Modiv and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (1) GNL’s or Modiv’s continued qualification as a REIT under the Internal Revenue Code of 1986, as amended; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (3) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Transactions and any definitive agreements with respect thereto; (4) the inability to complete the Transactions, including due to failure to obtain approval of the stockholders of Modiv or other conditions to closing; (5) the risk that the Transactions disrupts GNL’s current plans, business relationships, performance, operations and business generally as a result of the announcement and consummation of the Transactions; (6) the risk that the price of GNL’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, geopolitical tensions, and macro-economic and social environments affecting its business; (7) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Transactions; (9) changes in applicable laws or regulations; (10) risks related to GNL and Modiv’s business, including client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments, re-leasing uncertainties, and potential damages from natural disasters; competition, impairments in the value of real estate assets; changes in domestic and foreign income tax laws and rates; and (11) other risks detailed from time to time in GNL or Modiv’s filings with the SEC, including the Registration Statement and related documents filed or to be filed in connection with the Transactions.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of each of the GNL 2025 Annual Report and the Modiv 2025 Annual Report, subsequent Quarterly Reports on Form 10-Q and the Registration Statement and Proxy Statement/Prospectus that will be filed by GNL, and other documents filed by GNL and Modiv from time to time with the SEC, as well as the list of risk factors included herein. These filings identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, each of which is made only as of the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated May 3, 2026, by and among Global Net Lease, Inc., Global Net Lease Operating Partnership, L.P., Modiv Industrial, Inc., Modiv Operating Partnership, LP and the other parties thereto.
99.1	Joint Press Release dated May 4, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. GNL will provide a copy of such omitted materials to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL NET LEASE, INC.

Date:	May 4, 2026	By:	/s/ Edward M. Weil, Jr.
		Name:	Edward M. Weil, Jr.
		Title:	Chief Executive Officer and President (Principal Executive Officer)